================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported):  January 10, 1997


                              SIGMA DESIGNS, INC.
--------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)



          California                     0-15116                  95-2848099
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                             46501 Landing Parkway
                           Fremont, California 94538
--------------------------------------------------------------------------------
         (Address, including zip code, of principal executive offices)


              Registrant's telephone number, including area code:
                                (510) 770-0100


                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


================================================================================

Item 5.  Other Events.
         ------------


          Q. Binh Trinh has resigned as Vice President, Finance, Chief Financial Officer, Secretary and Director of Sigma Designs, Inc. (the "Company"). Mr. Trinh's resignation was due to his personal health condition, his need to spend more time with his terminally-ill sister and is in no way related to any disagreements with the Company's management or Board of Directors or on any matter relating to the Company's operations, policies, practices or business prospects. Mrs. Kit Tsui, the Company's Controller, will act as the Chief Financial Officer and Secretary of the Company until a new Chief Financial Officer is hired. Mr. Trinh will continue to work as a consultant to the Company during this transition period.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SIGMA DESIGNS, INC.
                                     a California corporation


                                     By:  /s/ Thinh Q. Tran
                                          --------------------------------
                                          Thinh Q. Tran,
                                          President and Chief Executive Officer


Date:  January 10, 1997

                                      -3-